UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 9, 2003

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(c)

Exhibits.

99.1  Press Release dated May 30, 2003.

Item 9.  Regulation FD Disclosure

CBRL Group, Inc. issued a press release that is attached to this Current Report on Form 8-K as Exhibit 99.1, which by this reference is incorporated herein as if copied verbatim.  In the press release, CBRL Group, Inc. announced that its Board of Directors had authorized the repurchase of up to 1 million additional shares of its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 2003

CBRL GROUP, INC.

By: /s/ James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary